UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 3, 2022

SELECTA BIOSCIENCES, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-37798	26-1622110
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

65 Grove Street, Watertown, MA 02472
(Address of principal executive offices)(Zip Code)

(617) 923-1400
Registrant’s telephone number, including area code

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock (Par Value $0.0001)	SELB	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.
As previously disclosed in its Quarterly Report on Form 10-Q for the quarter ended March 31, 2022, Selecta Biosciences, Inc. (the “Company”) reached an agreement in principle to settle a stockholder derivative action brought on behalf of the Company, Franchi v. Barabe, et al., pending in the Court of Chancery of the State of Delaware (the “Court”). On March 18, 2022, the parties to the action submitted a Stipulation and Agreement of Settlement, setting forth the terms and conditions of the proposed settlement (the “Settlement”), to the Court for its approval.
On May 3, 2022, the Court entered a Scheduling Order pursuant to which a hearing (the “Settlement Hearing”) will be held on July 21, 2022 at 1:30 p.m., Eastern Time, in the Court at Leonard L. Williams Justice Center, 500 North King Street, Wilmington, Delaware 19801. The Scheduling Order also approved the form and content of the Notice of Pendency of Settlement of Derivative Action (the “Notice”), filed herewith, which provides notice to the Company’s current stockholders of their rights in connection with the Settlement, including the right to attend and participate in the Settlement Hearing.
Pursuant to the Court’s Scheduling Order, the Notice also will be made available on the “Investors & Media” section of the Company’s website (http://ir.selectabio.com) and through the Company’s Twitter and LinkedIn accounts. The reference to our website is an inactive textual reference only, and the information provided on our website is not part of this Current Report on Form 8-K and therefore is not incorporated by reference into this Current Report on Form 8-K.

Item 9.01. Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description

99.1	Notice of Pendency of Settlement of Derivative Action
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SELECTA BIOSCIENCES, INC.

Date: May 18, 2022	By:	/s/ Carsten Brunn, Ph.D.
Carsten Brunn, Ph.D.
President and Chief Executive Officer